UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2010

TYCO INTERNATIONAL LTD.

(Exact Name of Registrant as Specified in its Charter)

Switzerland	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836

(Commission File Number)

Freier Platz 10

CH-8200 Schaffhausen, Switzerland

(Address of Principal Executive Offices, including Zip Code)

41-52-633-02-44

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                             Submission of Matters to a Vote of Security Holders.

The 2010 Annual General Meeting of Shareholders of Tyco International Ltd. (the “Company”) was held on March 10, 2010 in Zürich, Switzerland.  At the meeting, the holders of 377,376,243 registered shares of the Company’s common stock were represented in person or by proxy, constituting a quorum, including 36,570,667 broker non-votes.  Each of the Board’s proposals was considered and approved by the requisite majority of votes cast or represented.  The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 15, 2010.  The vote results detailed below represent final results as certified by the Inspector of Elections.

Proposal No. 1 — Approval of the Annual Report and Financial Statements

For	Against	Withhold / Abstain
376,389,072	249,542	737,629

Proposal No. 2 — Discharge of the Board of Directors from Liability for the Financial Year Ended September 25, 2009

For	Against	Withhold / Abstain
345,386,638	31,035,988	953,617

Proposal No. 3 — Election of the Board of Directors

Name	For	Against	Withhold / Abstain
Edward D. Breen	267,881,135	—	72,924,443
Michael E. Daniels	340,390,375	—	415,202
Timothy Donahue	338,253,493	—	2,552,084
Brian Duperreault	340,353,236	—	452,341
Bruce S. Gordon	339,941,263	—	864,315
Rajiv L. Gupta	338,718,194	—	2,087,383
John A. Krol	340,119,660	—	685,917
Brendan R. O’Neill	340,352,831	—	452,747
William S. Stavropoulos	340,119,864	—	685,713
Sandra S. Wijnberg	340,390,924	—	414,654
R. David Yost	338,519,177	—	2,286,401

Proposal No. 4.a — Election of Statutory Auditors (Deloitte AG (Zürich))

For	Against	Withhold / Abstain
376,905,173	303,784	167,285

Proposal No. 4.b — Ratification of Independent Registered Public Accounting Firm (Deloitte & Touche LLP)

For	Against	Withhold / Abstain
376,931,747	286,821	157,674

Proposal No. 4.c — Election of Special Auditors (PricewaterhouseCoopers AG (Zürich))

For	Against	Withhold / Abstain
376,859,516	276,121	240,605

Proposal No. 5.a — Allocation of Fiscal Year 2009 Results

For	Against	Withhold / Abstain
376,412,307	477,967	485,967

Proposal No. 5.b — Payment of Dividend in the Form of a Capital Reduction

For	Against	Withhold / Abstain
375,201,957	1,708,496	465,789

Proposal No. 6 — Amendment to Articles of Association to Provide for Plurality Voting in a Contested Election.

For	Against	Withhold / Abstain
338,513,766	2,009,645	282,165

Item 8.01                                             Other Events.

At the annual general meeting, under Proposal No. 6, the Company’s shareholder’s approved an amendment to the Company’s Articles of Association to provide for plurality voting in the event, and only in the event, of a contested director election.  A copy of the amended Articles of Association is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.                                      Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
3.1	Articles of Association of Tyco International Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD.
(Registrant)

	By:	/s/ John S. Jenkins, Jr.
John S. Jenkins, Jr.
Vice-President and Corporate Secretary

Date: March 12, 2010